                                                                   Exhibit 99.13

                        Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements

  WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

  WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

  WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33- 62147, 333-111067,
333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

  WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

  WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

  WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604 and 333-148646) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

  NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

         Signature                      Title                        Date
         ---------                      -----                        -----

/s/ Robert L. Senkler         Chairman of the Board,          April 12, 2010
--------------------------    President and Chief
    Robert L. Senkler         Executive Officer


/s/ Mary K. Brainerd          Director                        April 12, 2010
--------------------------
    Mary K. Brainerd


/s/ John W. Castro            Director                        April 12, 2010
--------------------------
    John W. Castro


/s/ Sara H. Gavin             Director                        April 12, 2010
--------------------------
    Sara H. Gavin


/s/ John F. Grundhofer        Director                        April 12, 2010
--------------------------
    John F. Grundhofer


/s/ John H. Hooley            Director                        April 12, 2010
--------------------------
    John H. Hooley


/s/ Dennis E. Prohofsky       Director                        April 12, 2010
--------------------------
    Dennis E. Prohofsky


/s/ Dwayne C. Radel           Director                        April 12, 2010
--------------------------
    Dwayne C. Radel


 /s/ Trudy A. Rautio          Director                        April 12, 2010
--------------------------
    Trudy A. Rautio


/s/ Randy F. Wallake          Director                        April 12, 2010
--------------------------
    Randy F. Wallake


/s/ Warren J. Zaccaro         Director                        April 12, 2010
--------------------------
    Warren J. Zaccaro